Corporate Presentation March 2019 Exhibit 99.1

Unless the context indicates otherwise, the terms “Organogenesis,” “Company,” “we,” “us” and “our” refer to Organogenesis Holdings Inc. (formerly known as Avista Healthcare Public Acquisition Corp.), a Delaware corporation. References in this prospectus to the “Business Combination” refer to the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 17, 2018, which transactions were consummated on December 10, 2018. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts of future events. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements relating to the Company’s expected revenue for fiscal 2019 and the breakdown of such revenue in both its Advanced Wound Care and Surgical & Sports Medicine categories as well as the estimated revenue contribution of its PuraPly products. Forward-looking statements with respect to the operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the Company has incurred significant losses since inception and anticipates that it will incur substantial losses for the foreseeable future; (2) the Company faces significant and continuing competition, which could adversely affect its business, results of operations and financial condition; (3) rapid technological change could cause the Company’s products to become obsolete and if the Company does not enhance its product offerings through its research and development efforts, it may be unable to effectively compete; (4) to be commercially successful, the Company must convince physicians that its products are safe and effective alternatives to existing treatments and that its products should be used in their procedures; (5) the Company’s ability to raise funds to expand its business; (6) the impact of any changes to the reimbursement levels for the Company’s products and the impact to the Company of the loss of preferred “pass through” status for PuraPly AM and PuraPly on October 1, 2020; (7) the Company’s ability to maintain compliance with applicable Nasdaq listing standards; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including Item 1A (Risk Factors) of the Company’s Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Forward-Looking Statements / Industry and Market Data

This Company has presented the following measures that are not measures of performance under accounting principles generally accepted in the United States (“GAAP”): EBITDA, Pro Forma Adjusted EBITDA, Adjusted Revenue and the related pro forma information. EBITDA, Pro Forma Adjusted EBITDA and Adjusted Revenue are not measurements of our financial performance under GAAP and these measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. EBITDA as used herein is defined as net income (loss) attributable to Organogenesis Holdings Inc. before depreciation and amortization, net interest expense and income taxes and the Company defines Adjusted EBITDA as EBITDA, further adjusted for the impact of certain items that the Company does not consider indicative of its core operating performance. These items consist of non-cash equity compensation, mark to market adjustments on the Company’s warrant liabilities, change in fair value of interest rate swaps and its contingent asset and liabilities, write-off of deferred offering costs, merger transaction costs related to the Business Combination and a loss on the extinguishment of debt. The Company presented Adjusted EBITDA in this presentation because it is a key measure used by the Company’s management and Board of Directors to understand and evaluate the Company's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the Company's management believes that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of the Company’s business. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin and other non-GAAP measures differently, and therefore The Company’s EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of Non-GAAP measures used in this presentation to the most closely comparable GAAP measure is set forth in the Appendix. Use of Non-GAAP Financial Measures

Key Company Highlights

1	Attractive End Markets	**$7Bn+** Advanced Wound Care Market (AWC); **$4.7Bn+** Surgical & Sports Medicine Market (S&SM)
2	Differentiated and Comprehensive Suite of Products	Apligraf, Affinity, Dermagraft, NuCel, NuShield, PuraPly AM, ReNu
3	Proven R&D Engine with Deep Pipeline	**5** Pipeline products expected to be launched in next 2 years
4	Robust Clinical Data Supporting Products	**200+** Publications reviewing Organogenesis products; **14** Ongoing studies[1]
5	Established and Scalable Infrastructure	**2,500+** Healthcare facilities served in 1H 2018[2]; **400,000+** Square feet across 3 dedicated facilities; **~215** Direct Sales Representatives; **~130** Independent Agencies
6	Rapidly Scaling Business with Multiple Levers for Growth	**~16%** PF Revenue Growth CAGR 2016PF – 2019E[3]

Experienced Leadership with Track Record of Execution

Notes:
1. Includes studies yet to publish data and retrospective projects.
2. Number of facilities that have ordered products in 1H 2018.
3. 2016 revenue pro forma for the acquisition of NuTech. 2019 based on mid-point of 2019E guidance

3

Organogenesis Inc.

Experienced Management Team

Organogenesis
Empowering Healing

Name/Title | **Background Information**

Gary Gillheeney, Sr


President & Chief Executive Officer

- 25+ years in senior leadership positions in both public and private organizations
- Served as President and CEO of Organogenesis since 2014
- 16 years at Organogenesis; also served as COO and CFO
- Recognized as one of Ernst & Young's 2009 "Entrepreneur of the Year"

PROVIDENCE
Innovative Clinical Solutions

Tim Cunningham


Chief Financial Officer

- Earlier career in public accounting with Big 4 accounting firms followed by 20+ years leading Finance in private equity and venture backed companies to an IPO or a sale
- Certified Public Accountant
- 2 years at Organogenesis

KPMG
pwc
dialogtech
GFI Software

Patrick Bilbo


Chief Operating Officer

- 24 years with Organogenesis
- Previously held management and research positions at Hologic, Stryker, and Harvard Medical School

HOLOGIC
stryker
HARVARD MEDICAL SCHOOL

Brian Grow


Chief Commercial Officer

- 14 years with Organogenesis
- Previously spent 3 years at Novartis / Innovex and 1 year at Bristol-Myers Squibb

INNOVEX / NOVARTIS
Bristol-Myers Squibb

Howard Walthall


EVP, Strategy and Market Development

- 6 years as President and CEO of NuTech Medical
- Previously served as partner at Burr & Forman, specializing in technology law and litigation

NUTECH
BURR FORMAN LLP

Antonio Montecalvo


VP, Health Policy and Contracting

- 15 years with Organogenesis
- 6 years experience of Provider contracting with UnitedHealth and 7 years public accounting experience with large local public accounting firms

UnitedHealth Group

Lori Freedman


VP and General Counsel

- 15+ years as general counsel and business development executive – 14 years for public companies
- Most recently VP Corporate Affairs, General Counsel & Secretary of pSivida Corp. with earlier career at McDermott, Will & Emery

pSivida corp
McDermott Will & Emery

4

Organogenesis inc.

Company Overview

Who We Are…

- ✓ **Leading regenerative medicine company**
  - Technology spun out of MIT; HQ in Canton, MA
  - Diversified commercialized product portfolio and robust new product development pipeline
- ✓ **Operates in two large, attractive markets**
  - Advanced Wound Care
  - Surgical & Sports Medicine
- ✓ **Strong commercial infrastructure**
  - ~700+ employees
  - ~215 direct sales representatives
  - ~130 independent agencies
  - 2 manufacturing facilities
- ✓ **Robust financial profile**
  - $193.4 million of 2018 net revenue
  - 64.4% 2018 gross margin
- ✓ **Several catalysts for double-digit topline growth**
  - ~16% 2016PF – 2019E net revenue CAGR[(1)]

Product Portfolio Overview…

Commercialized Products

- Organogenesis Apligraf® – Living Cellular Skin Substitute
- Organogenesis Dermagraft® – Human Fibroblast-derived Dermal Substitute
- Organogenesis PuraPly® AM – Antimicrobial Wound Matrix
- Organogenesis NuShield® – Sterilized, Dehydrated Placental Allograft
- Organogenesis Affinity® – Fresh Amniotic Membrane
- Organogenesis NuCel® – Bioactive Amniotic Suspension
- Organogenesis ReNu® – Cryopreserved Amniotic Allograft

Pipeline

- Organogenesis TransCyte® – Human Fibroblast-derived Temporary Skin Substitute
- Organogenesis PuraForce® – Tendon Reinforcement Matrix
- Organogenesis PuraPly® MZ – Micronized Wound Matrix
- Organogenesis PuraPly® XT – Five-layer Antimicrobial Wound Matrix
- Organogenesis Novachor™ – Fresh Chorion Membrane

Notes:
1. 2016 revenue pro forma for the acquisition of NuTech. 2019 based on mid-point of 2019E guidance

5
Organogenesis Inc.

Comprehensive and Differentiated Product Portfolio

- Product portfolio protected by a range of barriers, including IP, know-how, trade-secrets, clinical data, market reputation, supply chain, manufacturing complexity, and robust commercialization infrastructure and relationships

	Product	Product Description	Regulatory Pathway	Clinical Application
Advanced Wound Care	Organogenesis Apligraf Living Cellular Skin Substitute	Bioengineered living cell therapy that contains keratinocyte and fibroblast living cells	PMA	Venous leg ulcers Diabetic foot ulcers
Advanced Wound Care	Organogenesis Dermagraft Human Fibroblast-derived Dermal Substitute	Bioengineered product with living human fibroblasts, which are seeded on a bioabsorbable scaffold	PMA	Diabetic foot ulcers
AWC / S&SM	Organogenesis PuraPly AM Antimicrobial Wound Matrix	Purified native collagen matrix with broad-spectrum antimicrobial agent Designed to address challenges posed by bioburden and excessive inflammation of the wound	510(k)	Chronic and acute wounds (except 3rd degree burns) Surgical treatment of open wounds
AWC / S&SM	Organogenesis NuShield Sterilized, Dehydrated Placental Allograft	Dehydrated placental tissue graft preserved to retain all layers of the native tissue	361 HCT/P	Chronic and acute wounds Tendon, ligament and other soft tissue injuries
AWC / S&SM	Organogenesis Affinity Fresh Amniotic Membrane	Fresh amniotic membrane containing many types of viable cells, growth factors/cytokines, and extracellular matrix (ECM) proteins	361 HCT/P	Chronic and acute wounds Tendon, ligament and other soft tissue injuries
Surgical & Sports Medicine	Organogenesis NuCel Bioactive Amniotic Suspension	Cellular suspension, stem cell-containing allograft derived from human amnion tissue and amniotic fluid	361 HCT/P (Potential BLA applications)	Orthopedic surgical procedures including bony fusion
Surgical & Sports Medicine	Organogenesis ReNu Cryopreserved Amniotic Allograft	Cryopreserved suspension of amniotic fluid cells and morselized amnion from the same donor	361 HCT/P (Potential BLA applications)	Chronic inflammatory and degenerative conditions; soft tissue injuries such as tendinosis and fasciitis

6
Organogenesis Inc.

1 Attractive End Markets Benefitting from Secular Tailwinds

Key drivers of market growth include:

✓ Aging population
✓ Greater incidence of co-morbidities such as diabetes, obesity, cardiovascular and peripheral vascular disease
✓ Increasing acceptance of advanced technologies to treat complex wounds

	Market Overview	Organogenesis Product Offering
Advanced Wound Care	■ **~$7.3bn market growing at a ~8% CAGR through 2024[1]** – ~80mm people globally suffer from chronic or acute wounds Components Include: ■ Chronic wounds include venous leg ulcers (VLUs), diabetic foot ulcers (DFUs), pressure ulcers, and surgical wounds[2] ■ Acute wounds include burns, trauma wounds and surgical wounds	■ Product portfolio addresses patient needs across the continuum of care **Commercial Products:** Apligraf, Dermagraft, PuraPly AM, NuShield, Affinity **Pipeline Products:** PuraPly XT, PuraPly MZ, Novachor, TransCyte
Surgical and Sports Medicine	■ **~$4.7bn market, growing ~10% annually** Components Include: ■ Bone fusion (e.g., spine fusion surgery): ~$1.7bn market[3] – ~667K spine fusion surgeries in the US annually ■ Tendon and ligament injuries; ~$1bn market[4] – ~250K rotator cuff repairs and ~40K outpatient achilles tendon repairs in the US annually ■ Chronic Inflammatory and degeneration conditions (e.g., osteoarthritis (OA), tendonitis, plantar fasciitis: ~$2bn market)[3] – OA affects ~30mm individuals in the US	■ Product portfolio includes regenerative orthobiologics addressing a wide variety of musculoskeletal injuries **Commercial Products:** PuraPly AM, NuShield, Affinity, NuCel, ReNu **Pipeline Products:** PuraPly XT, PuraPly MZ, PuraForce

1. Based on MedMarket Diligence.
2. Excludes surgical incisions.
3. Technavio (2015), Global Orthobiologics Market Report, retrieved September 25, 2017, from EMIS Professional Database, excluding demineralized bone matrix, or DBM, and conventional allograft.
4. Technavio (2015), Global Regenerative Medicine Market Report, retrieved September 26, 2017, from EMIS Professional Database.

7 Organogenesis Inc.

1 Skin Substitutes is a Fast-growing, Under-penetrated Sub-Market of the Advanced Wound Care Market

AWC Product Categories



Other Adv. Dressings, 43%
Biologics, 18%
Skin Substitute
Antimicrobial Dressings, 19%
Devices, 21%

Skin Substitute Sub-Market[1]



CAGR: 14.3%
CAGR: 14.5%
~$600mm
~$700mm
~$1,150mm
2015
2016
2020E

- Organogenesis' products are generally considered "skin substitutes"
- Sub-market has experienced double digit growth but is still highly underpenetrated
  - Less than 5% of addressable wounds are treated with skin substitutes[2]

Key Drivers of Skin Substitute Market Include:

✓ Physician and payer education about the effectiveness and benefits of these products

✓ Clinical data

✓ Overall growth of Advanced Wound Care market

Organogenesis is well positioned as a key player in the skin substitute sub-market

Notes:
1. Technavio (2016), Global Bioactive Wound Care Market Report, retrieved September 13, 2017, from EMIS Professional Database.
2. BioMed GPS SmartTrak

8

Organogenesis Inc.

❷ Our Advanced Wound Care Products Address Patient Needs Across the Continuum of Care…

❶ Incidence of chronic wounds is on the rise due to an aging US population and increasing co-morbidities (e.g., obesity, diabetes, cardiovascular and peripheral vascular disease)

❸ Organogenesis has a broad portfolio of skin substitutes to address wounds across the wound care continuum, which we believe results in better patient outcomes

PuraPly AM → Affinity, Apligraf, NuShield, Dermagraft

❷ Standard of Care (SoC) Alone Is Not Enough

SoC Healing Rates at 12 Weeks		
	Controls in RCTs[(1) (3)]	**USWR-Real World[(1)]**
Pressure Ulcers	40.0% (2 trials)	29.6% (66,577)
VLUs	42.7% (20 trials)	44.1% (97,420)
DFUs	37.9% (26 trials)	30.5% (62,964)


1
2
3
Hemostatic phase
Inflammatory
Proliferative
Remodeling
TIME

Why Wounds Stall in the Inflammatory Phase:

- ⬆ Bacterial bioburden & contamination
- ⬆ Protease activity (e.g., MMPs[(2)])
- ⬆ Inflammatory cells & cytokine activity
- ✖ Impaired cellular signaling

Notes:
1. Fife, CE. How Should Outpatient Wound Clinics Honestly Measure Success? Today's Wound Clinic. 2018; 12(4).
2. Matrix metalloproteinases.
3. RCT = randomized controlled trial.

9

Organogenesis Inc.

❷ … And Now Cover the Full Spectrum of Addressable Wounds…

- Prior to PuraPly AM launch (2016)[1] and NuTech acquisition (2017), Organogenesis' product portfolio only covered ~17% of addressable wounds
  - Apligraf (VLUs and DFUs) and Dermagraft (DFUs) are PMA-approved, supported by robust clinical data, and well-regarded by physicians, but priced at a premium and focused on "stalled" (more severe) VLUs and DFUs
- Competitors with lower-priced, non-PMA approved products hold considerable share
  - "Bundled" reimbursement dynamics favored smaller, lower-cost products in less severe addressable wounds
  - Today, Organogenesis portfolio contains solutions for the full spectrum of addressable wounds
  - PuraPly AM addresses biofilm earlier in treatment regimen, while Affinity and NuShield provides additional treatment options at lower price points versus Apilgraf and Dermagraft

Addressable Wounds Type Distribution[2]

Product Offering Pre-PuraPly & Pre-NuTech: Apligraf, Dermagraft

Additional Product Offering Post PuraPly & NuTech[3]: PuraPly AM, NuShield, Affinity, Novachor, PuraPly MZ, PuraPly XT


% Wound type Distribution In WCC(2)
Surgical 25%
Pressure Ulcer 32%
VLU 17%
DFU 9%
VLU Stalled 11%
DFU Stalled 6%

Ability to Treat a Wide Range of Wounds


PuraPly AM
Affinity
NuShield
Chronic Wounds:
VLUs, DFUs and Pressure Ulcers
Acute Wounds:
Traumatic Wounds and Burns
Apligraf
Dermagraft

1. PuraPly AM was launched in 2016, while PuraPly was launched in 2015.
2. Management Estimates (References: MEDICAL, DRUG, AND WORK-LOSS COSTS OF VENOUS LEG ULCERS Rice JB1 et al, e (2013); Gillespie DL, et al. J Vasc Surg. 2010;52(5 suppl):8S-14S; Healogics WCAW Infographic;
3. Including pipeline products of Novachor, PuraPly MZ, and PuraPly XT.

10

Organogenesis Inc.

2 Our Product Offering is Broad and Innovative Relative to Peers: Advanced Wound Care

	Organogenesis	MiMedx	Integra	Acelity	Osiris	Solsys Medical	ACell	amniox Medical	smith&nephew
Products	Skin Sub	Skin Sub	Skin Sub Honey TCC (cast) Dressings	NPWT Collagen Dressing Skin Graft Device	Skin Sub	Skin Sub	Skin Sub	Skin Sub	Skin Sub Enzymatic Debrider, PDGF, Dressings
Human Cellular Bioengineered Graft	✓ Apligraf, Dermagraft, TransCyte								
Xenograft / Antimicrobial	✓ PuraPly AM, PuraPly XT, PuraPly MZ		✓						
Xenograft	✓ PuraPly		✓				✓		✓
Allograft	✓ NuCel, NuShield, ReNu, Affinity, Novachor	✓	✓	✓	✓	✓		✓	
PMA / BLA Approved Products	4	0	1	0	0	0	0	0	1

11

Organogenesis Inc.

2 Organogenesis has Continued to Penetrate Surgical & Sports Medicine Market Since NuTech Acquisition

Surgical & Sports Medicine (S&SM) Market Overview

- Addressing a ~$4.7bn market, growing ~10% annually
- Product set includes orthobiologics that support the healing of musculoskeletal injuries, including chronic degenerative conditions such as OA and tendonitis
  - Focus on products which utilize amniotic technologies
  - Complementary products launching from other platform technologies
  - Existing treatment options (e.g., hyaluronic acid injections for OA) are often not efficacious, resulting in significant unmet patient need
- Historically, products were commercialized via independent agencies and non-exclusive contract sales reps
  - Go-forward strategy includes greater investment in dedicated sales and marketing resources following acquisition of NuTech, as well as leveraging existing Organogenesis commercialization infrastructure
- Introducing product line extensions of PuraPly into Surgical & Sports Medicine channel as well as developing new product (PuraForce) for 2019 launch

Surgical & Sports Medicine Revenue



($ in mm)
$25.3
$29.1
$30.2
2017PF(1)
2018A
2019E(2)

S&SM channel benefitting from industry tailwinds, new product introductions and leveraging Organogenesis' commercial infrastructure

1. Includes all $5.7mm of NuTech revenue prior to acquisition by Organogenesis on March 24, 2017; pre-acquisition split between markets not available.
2. Based on mid-point of 2019E guidance

12

Organogenesis Inc.

2 Our Product Offering is Broad and Innovative Relative to Peers: Surgical & Sports Medicine

	Organogenesis	MiMedx	INTEGRA	ACell	Osiris	Medtronic	ORTHOFIX	WRIGHT	Multiple	Multiple
Products	Amniotic Membrane, Amniotic Suspension, Xenograft	Amniotic Membrane, Amniotic Suspension	Dermal Template, Amniotic Membrane, Amniotic Suspension, Tendon Reinforcement,	Collagen Sheets and Powders	Amniotic Membrane, Tendon Reinforcement	Orthobiologics	Orthobiologics	Orthobiologics, Tendon Reinforcement, Amniotic Suspension, Amniotic Membrane	Platelet Rich, Plasma Solutions	Hyaluronic Acid Injections
Spine Fusion	NuCel					✓	✓			
Extremity Fusion	NuCel						✓	✓		
Tendon Repair	NuShield, Affinity, PuraForce	✓	✓		✓			✓	✓	
OA Degenerative	ReNu	✓						✓	✓	✓
Acute Surgical Wound	NuShield, Affinity, PuraPly AM	✓	✓	✓	✓					

13

Organogenesis Inc.

1998 – 2013 2014 2016 2017 2019E+ Proven R&D Engine Supporting Several Recent and Expected Near-term Product Launches Additional growth drivers BLA approval BLA approval Year introduced to portfolio 1998 2014(1) 2016(2) 2017(3) 2017(3) 2017(3) 2017(3) 2019E 2019E 2019E 2020E 2020E Product Market AWC ü ü ü ü ü ü ü ü ü SS&M ü ü ü ü ü ü ü ü ü Pipeline 3 Notes: Acquired through Shire in 2014; Dermagraft originally launched in 2001. PuraPly AM was launched in 2016, while PuraPly was launched in 2015. Acquired from NuTech in 2017; products originally launched in 2009 (NuCel), 2010 (NuShield), 2014 (Affinity) and 2015 (ReNu). 12+ Key Products

3 TransCyte – Approved Product in an Attractive Market with Limited Competition

Organogenesis
TransCyte®
Human Fibroblast-derived Temporary Skin Substitute
Advanced Wound Care

Product Description

- TransCyte is a bioengineered tissue scaffold that promotes burn healing
  - Provides bioactive dermal components an outer protective barrier
  - Increases re-epithelialization and pain relief
- PMA-approved product supported by robust data; well-regarded by customers
- Product previously sold by Smith & Nephew, but not currently on market due to manufacturing complexities (particularly related to scaling production)
  - Organogenesis management executing plan to revise manufacturing processes and re-launch product by Q1'20
  - Full, commercial-scale manufacturing anticipated by late 2020E
- Concentrated market, with the American Burn Association estimating over 60% of U.S. acute hospitalizations related to burn injury were admitted to 128 burn centers
  - Potential to commercialize efficiently via a small specialty sales force, and add additional burn products "to the bag" (including existing products such as PuraPly) over time

Market Opportunity


~500,000 burns annually that require medical attention
~40,000 burns annually that require hospitalization
TransCyte has the ability to address a ~$200mm market opportunity

Limited competition opportunity – Currently only one other PMA approved product on the market

15
Organogenesis Inc.

③ ReNu™— Expected BLA Approval Opens Up Large and Growing Market Opportunity

Organogenesis
ReNu®
Cryopreserved Amniotic Allograft
Surgical & Sports Medicine

Product Description

- ReNu is a cryopreserved suspension of amniotic fluid cells and morselized amnion tissue from the same donor
  - Formulated for office use (injection)
  - Used to support healing of soft tissues, particularly in degenerative conditions such as osteoarthritis (OA) and joint and tendon injuries such as tendinosis and fasciitis
- ReNu is currently regulated as a 361 HCT/P
  - Clinical trials ongoing, stage 3 study planned
  - Management believes BLA-approval could open up a significant opportunity for ReNu, including the potential for physicians to utilize a J-code for administration of the product



Market Opportunity

~30mm
Americans with OA driven by aging, obesity and sports injuries[1]

~$2.0bn
Market opportunity for HA injection treatment options[1]

- Existing treatment options, including IR steroids, hyaluronic acid (HA) injections, and opioids, result in unmet patient need and have other drawbacks
  - Steroid and HA injection treatments exhibit limited efficacy but are used regularly by clinicians
  - Roughly half of patients that receive treatment for OA of the knee eventually progress to a total knee replacement, typically following failed injection therapy
- Significant opportunity for innovative products that address unmet need in OA pain and/or delay or reduce the need for surgery

Organogenesis estimates the long-term sales potential for ReNu at >$100mm

Notes:
1. Technavio (2015), Global Orthobiologics Market Report, retrieved September 25, 2017; market opportunity represents global market for viscosupplements which are intra-articular injections of hyaluronic acid.

16

Organogenesis Inc.

3 Additional Products in Near-term Pipeline

Product Pipeline				
Product	**Product Description**	**Clinical Application**	**Expected Launch**	**Regulatory Pathway**
Organogenesis PuraPly XT	■ Version of PuraPly Antimicrobial with enhanced thickness and PHMB content ■ Allows for sustained presence of the antimicrobial barrier in the wound	Chronic and acute wounds (except 3rd degree burns) Surgical treatment of open wounds	2019	510(k)
Organogenesis PuraPly MZ	■ Micronized particulate version of PuraPly ■ Allows application in powder or gel form to deep and tunneling wounds	Chronic and acute wounds (except 3rd degree burns) Surgical treatment of open wounds	2019	510(k)
Organogenesis PuraForce	■ Bioengineered porcine collagen surgical matrix ■ High biomechanical strength per unit thickness	Reinforcement of all tendons in the body	2019	510(k)
Organogenesis Novachor	■ Fresh chorionic membrane containing viable cells, growth factors/cytokines, and extracellular matrix (ECM) protein ■ Received Q-code (Q4194) effective 1/1/2019	Chronic and acute wounds	2020	361 HCT/P

17
Organogenesis inc.

4 Robust Clinical Data Supporting Products: Advanced Wound Care

Product	Indication	Design	Anticipated Completion
Organogenesis PuraPly AM Antimicrobial Wound Matrix	Acute and Chronic Wounds	40 patient, Single Center Controlled Prospective Evaluation	Completed, Accepted for Publication
	Acute and Chronic Wounds	100 patient, Single Center Controlled Prospective Evaluation	Completed, Manuscript Submitted
	Acute and Chronic Wounds	310 patient, 30 Center patient Registry Evaluating Real-World Effectiveness of PPAM	Q2 2019
	All Wounds	Comparative Effectiveness Analysis of PPAM for Treatment of Venous Leg Ulcers, Utilizing Large EMR Wound Database (patient # TBD)	Data being tracked until volume is adequate for analysis
	Pressure Ulcers	110 patient Two-center Randomized Controlled Clinical Trial, PPAM Vs. Standard of Care	Q1 2020
Organogenesis TransCyte Human Fibroblast-derived Temporary Skin Substitute	Deep Second Degree Burns	60 patient Multicenter Randomized Clinical Trial to Evaluate Healing, Cosmesis and Economic Outcomes vs. Standard of Care	On hold pending commercialization
Organogenesis Apligraf Living Cellular Skin Substitute	Venous Leg Ulcers	Comparative Effectiveness Analysis of Apligraf for Treatment of Venous Leg Ulcers, Utilizing Large EMR Wound Database (patient # TBD)	Apligraf vs. Primatrix ePublished Apligraf vs. EpiFix in evaluation
Organogenesis Affinity Fresh Amniotic Membrane	Diabetic Foot Ulcers	100 patient Multicenter Randomized Controlled Trial, Affinity vs. Standard of Care	Q2 2019
	Venous Leg Ulcers	15 patient Prospective Study Evaluating Potential Changes in Wound Microenvironment	Completed, Final data and manuscript in Progress
Organogenesis NuShield Sterilized, Dehydrated Placental Allograft	Diabetic Foot Ulcers	100 patient Randomized Clinical Trial vs. Standard of Care	Initiated Q4 2018, First patient in Q1 2019, Complete Q2 2020
Organogenesis Novachor Fresh Chorion Membrane	Diabetic Foot Ulcers	120 patient Randomized Clinical Trial	Initiate Q1 2020

Investment enhances sales efforts and reimbursement dynamics

18 Organogenesis Inc.

④ Robust Clinical Data Supporting Products: Surgical & Sports Medicine

Product	Indication	Design	Anticipated Completion
Organogenesis NuCel® Bioactive Amniotic Suspension	Lumbar Spine Vertebral Fusion	60 patient Prospective, Efficacy Study of NuCel in patients Undergoing Fusion for One, Two or Three Level Degenerative Disease of the Lumbar Spine	Q2 2020
	Lumbar Spine Vertebral Fusion	200 patient Single-Arm Prospective, Multi-center study of NuCel in patients receiving interbody fusion for one and two level degenerative disease of the lumbar spine	Q1 2022
Organogenesis ReNu® Cryopreserved Amniotic Allograft	Hip Osteoarthritis	10 patient Pilot Study of ReNu Hip Injection: Monitoring the Response of Hip Function and Pain in patients with Osteoarthritis	Q2 2019
	Osteochondral Defect Repair	8 patient Evaluation of the ReNu Amniotic Suspension Allograft after Marrow Stimulation in the Treatment of Osteochondral Defects	Q4 2021
	Plantar Fasciitis	150 patient Comparative study of injectable human amniotic allograft (ReNu) versus corticosteroids for Plantar Fasciitis: A Prospective, Randomized, Blinded Study	Q2 2020
	Knee Osteoarthritis	200 patient Investigation of ReNu Knee Injection: Monitoring the Response of Knee Function and Pain in patients with Osteoarthritis	Q1 2019

Investment enhances sales efforts and reimbursement dynamics

19

Organogenesis Inc.

5 Well Established Commercial Capabilities…

Sales

- ✓ ~215 Experienced Direct Sales Reps Nationwide
  - **Opportunity to scale to ≈ 350 within a few years**
- ✓ ~130 Established Independent Agencies
  - Opportunity to scale similarly to direct sales force for Surgical & Sports Medicine
- ✓ Experienced Sales Force with Robust Training and Development

Marketing

- ✓ Demonstrated Product Launch and Product Management Success
  - Speaker Bureau / Clinical Experience Programs
- ✓ Strong Conference Presence

Additional Support

- ✓ National Account and Market Access Team
  - Customer Service
- ✓ Field-Based Medical Science Liaison Team
- ✓ Sales Operations and Analytics
- ✓ Established reimbursement with CMS for Advanced Wound Care Products
- ✓ Expanding commercial reimbursement beyond Apilgraf, Dermagraft, and TransCyte
- ✓ Initialized studies to enhance sales effort and negotiations with commercial payors

Infrastructure Supports Customer Relationships Across Continuum of Care

Hospital Outpatient Wound Care Clinic


WOUND CARE CENTER

Private Office



Veterans Affairs


VA Medical Center
Department of Veterans Affairs
Carl T. Hayden VA Medical Center
Ambulance Entrance

In-patient Hospital/ASC



2,500+ Healthcare facilities served[(1)]

Notes:
1. Number of facilities that have ordered products in 1H 2018.

20

Organogenesis Inc.

… Supported by High-Quality Manufacturing Facilities Canton, MA Birmingham, AL La Jolla, CA 65 85 150 275 Organogenesis has three facilities, including two manufacturing facilities (Canton, MA and La Jolla, CA) which produce its non-amniotic products Proven large-scale commercial cell manufacturing company Multiple levels of quality control and product safety and maintain compliance with FDA QSR and other regulations Recent successful FDA & AATB inspections in Canton, Birmingham & La Jolla Significant expansion capabilities Amniotic products are currently contract manufactured 92,000 square feet devoted to operations, R&D and manufacturing + 6,000 square feet warehouse facility R&D labs Customer Service Headquarters 4 buildings; 300,000 square feet devoted to manufacturing, shipping, operations and R&D Recent expansion of PuraPly production and logistics 25,000 square feet Facility supports QC, warehouse and distribution of amniotic products R&D at UAB Incubator facility Utilizes contract manufacturing for amniotic products 5

6 Well Positioned for Continued Growth

	Historical Evolution	Strategic Plan
Product Suite	■ Apilgraf and Dermagraft indicated for only ~17% of addressable wounds, but are supported by robust Advanced Wound Care sales force and commercialization infrastructure ■ PuraPly AM introduced in 2016[1] and amniotic portfolio (NuTech) acquired in 2017	■ Broad product suite addresses full spectrum of addressable wounds, improves positioning with customers and leverages existing commercial organization ■ Cross-sell amniotic portfolio in Advanced Wound Care channel (~$500mm TAM growing at double-digits) ■ Introduce smaller size Apligraf through PMA supplement
GPO / IDN and Market Share Agreements	■ More than 4,000 facilities now covered by GPO / IDN contracts[2] ■ 25+ market share agreements as of Q4 2018 (up from none as of Q4 2016) covering 250+ facilities	■ Continued momentum winning new GPO/IDN agreements with intense focus on market share agreements ■ Key account penetration from market share agreements in early innings
R&D Engine	■ Deep pipeline with 5 products in development and several studies supporting marketed products ongoing ■ Ability to leverage technology platforms for additional new products	■ TransCyte targeting addressable burn market of ~$200mm ■ ReNu sales potential in Osteoarthritis (OA) of >$100mm with BLA approval
Sales Force	■ ~215 person sales force smaller than other scaled competitors	■ Investment ongoing to increase size of sales force and drive penetration across product suite
PuraPly	■ Legislation restored pass-through status as of 10/1/18 for 2 years	■ Position product for sustained profitability; pursue clinical data, commercial coverage, product line extensions and penetration of office channel
Profitability	■ ~64% gross margins in 2018	■ Plan to increase gross margins via manufacturing efficiencies and realize operating leverage following sales force ramp ■ Longer-term target gross margins of 80% and Adjusted EBITDA margins of 20%+
Selective Acquisitions	■ Acquired NuTech in 2017 to expand into amniotic products	■ Pipeline of acquisition targets identified ■ Leverage strong commercial infrastructure to accelerate target's sales

Notes:
1. PuraPly AM was launched in 2016, while PuraPly was launched in 2015.
2. Facilities currently under contract, but not necessarily ordering products in 1H 2018.

22

Organogenesis Inc.

Financial Overview

Fiscal 2019 Guidance

Detailed Historical P&L – Organogenesis Holdings Inc. Audited Financials (in thousands)

Quarterly Statements of Operations – Organogenesis Holdings Inc. Audited Financials

Interim and Longer-Term Financial Targets Revenue Growth Gross Margin R&D (% of Net Revenue) SG&A (% of Net Revenue) Adjusted EBITDA Margin 10%+ 80% 7% 50% 20%+ Longer-Term Goal Low-to-mid teens CAGR Low-to-mid 70’s 8 – 9% Mid-to-high 60’s Breakeven Interim

Pro Forma Balance Sheet Highlights

Pro Forma Balance Sheet Highlights			
($ in mm)	12/31/18A	PF Adj.	PF 12/31/18A
Cash[1]	$21.3	$24.5	$45.8
Revolver[2]	$26.5	$3.0	$29.5
SVB/MidCap Term Loan[3]	$0.0	$40.0	$40.0
Notes Payable (Eastward)[4]	$15.1	($15.1)	$0.0
Total Debt[5]	**$41.6**	**$27.9**	**$69.5**
Net Debt / (Cash)	$20.3	$3.4	$23.7

Notes:
1. PF cash adjustment is net of $3.4mm in fees and interest paid to retire the Notes Payable (Eastward) and fund the SVB/MidCap Term Loan.
2. The Company entered a new credit facility to increase the commitment on the Revolver to $40mm. The balance shown reflects that at 12/31/18. PF Adjustment assumed further draw of $3mm post close of deal.
3. The Company entered a term loan agreement with SVB/MidCap for Tranche 1 funding of $40mm received 3/14/19.
4. $15.1mm represents the notes outstanding at 12/31/18. Total payment of $17.6mm was made to retire the debt on 3/14/19.
5. Debt balances reflect par value of debt obligations (i.e., remove impact of unamortized discounts). Total debt excludes capital leases.

Incremental Availability	PF 12/31/18A	Total Capacity
Revolver	$40.0mm	$50.0mm*
Term Loan	$40.0mm	$60.0mm**
Total Facility	**$80.0mm**	**$110.0mm**
Repay Existing Credit Facility	($26.5mm)	
Eastward Payoff	($17.6mm)	
Total Payoffs	**($44.1mm)**	
Incremental Availability	**$35.9mm**	**$65.9mm**

* $10mm of uncommitted revolver
** $20mm additional available upon certain financial covenants in 2019

28

Organogenesis Inc.

Capitalization Summary Notes: As of 12/31/18. Capitalization Summary(1) Percent (shares in mm) Shares Ownership Common Shares Outstanding 92.0 79.1% Stock Options 6.6 5.7% Warrants (common equivalents) 17.7 15.2% Total 116.3 100.0%

Detailed Historical Balance Sheet – Organogenesis Holdings Inc. Audited Financials (in thousands)

Detailed Historical Cash Flow – Organogenesis Holdings Inc. Audited Financials (in thousands)

Detailed Historical Cash Flow – Organogenesis Holdings Inc. Audited Financials (in thousands)

Adjusted EBITDA Reconciliation – Organogenesis Holdings Inc. Notes: Amount reflects the change in fair value of the common shares associated with the shares issued in connection with the acquisition of NuTech Medical that are forfeitable by the sole stockholder of NuTech Medical upon the occurrence of the FDA requiring approval of certain products acquired from NuTech Medical. Amount reflects the change in fair value of our interest rate swaps that the Real Estate Entities entered into to manage the economic impact of fluctuations in interest rate. We do not use interest rate swaps for speculative or trading purposes and as such, the fair value of these instruments is recorded as an asset or liability on the consolidated balance sheet with change in the fair value of the instruments recognized as income or expense in the current period as a component of other income (expense), net in the consolidated statement of operations. In connection with our 2016 Loans, we classified the warrants issued to purchase our common stock to the lenders, who are affiliates of ours as a liability on our consolidated balance sheet. Amounts reflect the change in fair value of the warrant liability. Amount reflects a one-time write-off in the quarter ended June 30, 2018 of costs accumulated in connection with a proposed initial public offering of Organogenesis Inc. that was abandoned. The IPO process was abandoned and was replaced with the Avista Merger transaction. Amount reflects legal and professional fees incurred primarily in the second half of the year ended December 31, 2018 related directly to the Avista Merger were expensed as incurred. Amount reflects the write off of unamortized debt issuance costs upon repayment of affiliate debt in December 2018 and the difference in the carrying value of the affiliate debt converted to Class A common stock and the fair value of the Class A common stock issued in the conversion in December 2018. Audited Financials

Appendix: Technologies, Reimbursement, & Customer Support

Experienced Management Team (Cont.)

Organogenesis
Empowering Healing

Name/Title



Shabnam Vaezzadeh
VP, Global Medical and Clinical Affairs



Zorina Pitkin
SVP, Quality Systems



Chris O'Reilly
VP, Manufacturing Operations



Tom Pearl
VP, Human Resources



John Ferros
VP, Regulatory Affairs

Background Information

Shabnam Vaezzadeh

- MD, MPA with 19 years in Medical industry
- Leadership position in Product Safety, Medical and Clinical Affairs for 10 years
- 1 year at Organogenesis

MedSurgPI
Acelity
KCI
LifeScan

Zorina Pitkin

- 10 years with Organogenesis
- Previously held executive positions in Quality and Regulatory Affairs at RenaMed Biologics and Circe Biomedical (W.R. Grace), and board membership of Regulatory Affairs Professional Society

RenaMed Biologics
CIRCE BIOMEDICAL

Chris O'Reilly

- 22 years with Organogenesis
- 3 decades of critical systems engineering and manufacturing experience in highly regulated industries: nuclear, petrochemical and biotechnology / medical device genzyme
Raytheon
GENERAL DYNAMICS

Tom Pearl

- Over 21 years in Human Resources in progressive leadership positions
- 11 years with Bayer Corporation and 10 years with Siemens Healthcare supporting global organizations
- Most recently VP HR supporting the Laboratory Diagnostics business

SIEMENS
BAYER

John Ferros

- Over 20 years in Regulatory Affairs in progressive leadership positions
- 15 years with CryoLife and various RA roles at Haemonetics and Johnson & Johnson
- Significant accomplishments in FDA and International product approvals

CryoLife Life Restoring Technologies
HAEMONETICS
Johnson & Johnson

35
Organogenesis Inc.

Multiple Product Technology Platforms

Organogenesis' breadth of technology is unique amongst Advanced Wound Care companies

Platform	Product Technology Description
Bioengineered Cellular 	▪ Products produced from living allogeneic cells ▪ Potential wound and surgical regenerative therapies ▪ BLA regulatory pathway
Collagen Biomaterial 	▪ Porcine collagen biomaterial technology platform ▪ Incorporates patented tissue cleaning processes to bioengineer products for specific applications by controlling thickness, strength and remodeling rates ▪ Antimicrobial technology provides clinical and competitive advantage ▪ 510K Regulatory pathway
Amniotic / Placental 	▪ Products derived from human placental tissues and fluids ▪ Multiple options for tissue properties ▪ Proprietary AlloFresh and BioLoc processing methodologies ▪ BLA and 361 HCT/P regulatory pathways

36

Organogenesis Inc.

Reimbursement Overview – Advanced Wound Care

Payers Have Separate Payment For Advanced Wound Care Products

Medicare

Outpatient Hospitals / ASCs

- Established reimbursement for Organogenesis Advanced Wound Care products
- Positioned our innovative PuraPly line to benefit from limited duration reimbursement benefit
  - Limited duration reimbursement benefit ended December 31, 2017, but was reinstated October 1, 2018 for another 2 years

Physician Office

- Product paid Average Sales Price (ASP) + 6%
- Not geographically adjusted

Medicaid

- Payment rates vary and may be based on Medicare rates

Commercial

- Contract with participating providers to establish agreed upon rates for items and services
- Usually rates are in the form of fee-schedule but sometimes there is a set payment rate. In many cases, fee schedules are based on Medicare payment rates
- Apligraf, Dermagraft and TransCyte have commercial reimbursement
- Organogenesis has initiated studies for other lead and pipeline assets (e.g., PuraPly, Affinity, NuShield, NuCel, ReNu) to enhance sales efforts and negotiations with commercial insurers

37

Organogenesis Inc.

PuraPly Reimbursement Dynamics

- PuraPly benefits from a two-year reinstatement of pass-through reimbursement status effective 10/1/18
- Management plans to utilize this favorable reimbursement dynamic over the next two years to refine the PuraPly go-to-market strategy in advance of pass-through exit on 9/30/20:
  - R&D investment ongoing to obtain commercial payer coverage for PuraPly before pass-through expires in September 2020; **potential to increase PuraPly addressable market by ~50%**
  - Continue to add new customers during pass-through period
  - Introduction of additional PuraPly size (new SKU) expected to improve physician treatment options and afford physicians greater flexibility in managing the reimbursement landscape
  - Increase reach in office setting with favorable reimbursement profile
  - Introduction of innovative line extensions, PuraPly XT and PuraPly MZ, expected at attractive price points



PuraPly
ANTIMICROBIAL
Wound Matrix



Purified
Collagen
Matrix
PHMB
Antimicrobial

PuraPly well-positioned to continue driving robust revenue growth over the long-term

38

Organogenesis Inc.

PuraPly Reimbursement Background PuraPly AM is a purified native porcine type I collagen matrix embedded with polyhexamethylene biguanide, or PHMB, a localized broadspectrum antimicrobial for the management of multiple wound types Product is differentiated in that it helps manage bioburden while also supporting the healing process across a wide variety of wound types and reducing cytotoxicity PuraPly AM was launched in 2016(1) via 510(k) clearance and quickly demonstrated robust uptake Focused sales effort supported by Organogenesis Advanced Wound Care commercialization infrastructure Product sales benefitted from “pass-through” payments in the outpatient hospital or ASC setting (granted by CMS to encourage innovative medical devices, drugs and biologics) Pass-through status refers to separate payments for the product made to providers in addition to the “bundled” payment (e.g., one set payment for the application procedure, regardless of product cost) Pass-through status ended (temporarily) on December 31, 2017; as a result, providers in these settings began only receiving bundled payments for the product. The Company saw a decline in PuraPly revenue in the first three quarters of 2018: Lower reimbursement negatively affected customer demand for overall PuraPly volumes Lower relative reimbursement for larger, higher-priced SKUs resulted in a mix shift towards smaller, lower-priced SKUs (bundled payment structure does not necessarily reimburse more for larger wounds) Reduced Organogenesis sales force focus on PuraPly relative to other products in the portfolio Consolidated Appropriations Act of 2018 signed into law in March 2018 restored pass-through status for PuraPly for two years, effective October 1, 2018 through September 30, 2020 Notes: PuraPly AM was launched in 2016, while PuraPly was launched in 2015.

Reimbursement Overview – Surgical & Sports Medicine Most Payers Do Not Reimburse Separately for Surgical Products Most payers (Medicare, Medicaid and commercial) include the payment for surgical products in the overall payment for the procedure Medicare reimburses hospital inpatient stays based on the Medicare Severity Diagnosis Related Group (MS-DRG) MS-DRG assignment is generally determined by the ICD-10 code that identifies the individual’s primary diagnosis. MS-DRG assignment may also be affected by additional diagnoses that identify complicated or complex cases and the provision of certain surgical procedures Some private payers use the MS-DRG based system to reimburse facilities for inpatient services

Comprehensive In-House Customer Support Benefit verification/ Prior authorization Assurance Program Claims review support Coding, coverage and payment tools Alternative funding program Patient assistance program Provide technical and medical consultation on product use Field support to customers Support customers to resolve/prevent Joint Commission issues Reimbursement hotline and inquiry mail box Customer care center Customer portal Company websites Dedicated and trained staff Direct Purchase Program Return goods and cancellation policy Standing orders and demand programs Planned courtesy unit program Patients and Customers Reimbursement Support Center Patient Focused Programs Medical and Technical Support Customer Resources Customer Care Center

Comprehensive Healthcare Compliance Program Healthcare Compliance Program To help ensure compliance with the laws and regulations governing the provision of health care goods and services, we have implemented a comprehensive compliance program based on the HHS Office of Inspector General’s Seven Elements of an Effective Compliance Program(1): Implemented written policies, procedures and standards of conduct Designated a compliance officer and compliance committee Conducted effective training and education Developed effective lines of communication Conducted internal monitoring and auditing Enforcing standards through well-publicized disciplinary guidelines Responding promptly to detected offenses and undertaking corrective action Compliance resources augmented by outside counsel Arent Fox (policy, training and enforcement) and Polaris Management (monitoring and auditing) Notes: Health & Human Services, Office of Inspector General, Compliance Program Guidance for Pharmaceutical Manufacturers, April 2003.

Appendix Product Details

Apligraf

Organogenesis
Apligraf®
Living Cellular Skin Substitute
Advanced Wound Care

Description / Clinical Application	■ Bioengineered, bi-layered skin substitute ■ Contains two living cell types: human epidermal keratinocytes and human dermal fibroblasts ■ Only product PMA approved for VLUs and DFUs
Technology	■ Drives faster healing and more complete wound closure through unique two cell combination: – Outer layer of protective skin cells (keratinocytes) – Inner layer of cells contained within a collagen matrix (fibroblasts) ■ We believe Apligraf is the first and only wound-healing therapy to demonstrate a significant change in patients' VLU wound tissue ■ Demonstrates a shift from a non-healing gene profile to a healing-profile
Key Attributes	■ Plays an active role in healing by providing the wound with living human skin cells, growth factors and other proteins produced by the cells, and a collagen matrix ■ Extensive clinical history with ~850,000 units shipped ■ Real world efficacy and cost effectiveness ■ 53% relative improvement in healing over EpiFix[1] ■ $5,253 (p = 0.49) reduction in average per patient health care costs[2]

Apligraf: Two Living Cell Types in a Matrix



Apligraf provides living cells, growth factors & cytokines known to stimulate healing


TGF-α
PDGF-A
PDGF-B
FGF-1
IL-8
IL-1α
Keratinocytes
Fibroblasts
PDGF-A
PDGF-B
TGF-β1
TGF-β3
IL-6
IL-8
IL-11
IGF-2
FGF-1
FGF-2
FGF-7

Notes:
1. At 24 weeks; Kirsner RS et al. Wound Rep Reg. 2015; 23: 737-744.
2. Rice JB et al, J Med Econ. 2015; 1-10.

44

Organogenesis Inc.

Apligraf’s Proven Clinical Efficacy Advanced Wound Care Venous Leg Ulcer Clinical Data(1) Diabetic Foot Ulcer Clinical Data(2) Complete Wound Closure Complete Wound Closure (% of patients Closed) (% of patients Closed) Time in Study Time in Study Notes: Falanga V, Sabolinski ML. A bilayered living skin construct (Apligraf®) accelerates complete closure of hard-to-heal venous ulcers. Wound Repair Regen. 1999. In press. Veves A, Falanga V, et al. Diabetes Care. 2001; 24:290-295.

Dermagraft

Organogenesis Dermagraft® Human Fibroblast-derived Dermal Substitute

Advanced Wound Care

Description / Clinical Application	▪ Dermal substitute grown from human dermal fibroblasts ▪ Helps restore the compromised wound bed to facilitate healing ▪ PMA approval for DFUs
Technology	▪ Produces many of the same proteins and growth factors which support the healing response in healthy skin ▪ Contains a temporary mesh fabric that is dissolvable and becomes part of the body's own healing processes
Key Attributes	▪ Can be applied weekly (up to eight times) over a twelve week period without having to remove the product from the wound ▪ FDA-monitored RCT demonstrates its superiority to conventional therapy in the healing of DFUs ▪ Real world efficacy and cost effectiveness ▪ 52% relative improvement in healing over EpiFix[1] ▪ $6,991 (p = 0.84) reduction in average per patient health care costs[2]

Fibroblasts in Dermagraft Produce Human Collagen and Extra Cellular Matrix Proteins



Human fibroblasts distributed throughout the naturally secreted collagen matrix and polyglactin strands (x200, H&E)



Collagen Matrix
Mesh Scaffold
Fibroblast

Notes:
1. At 24 weeks; Kraus I et al, Wounds. 2017; 29(5): 125-132.
2. Rice JB et al, J Med Econ. 2015; 1-10.

46

Organogenesis Inc.

Dermagraft Advanced Wound Care In the Phase III pivotal trial, Dermagraft plus conventional therapy resulted in significantly more patients with DFUs >6 weeks duration achieving complete wound closure by 12 weeks vs conventional therapy alone (30% vs 18%, P=0.023)(1,2) Patients reported being ambulatory an average of 8 hours per day 1 Post-hoc analysis showed a significant reduction of amputations/resections in patients treated with Dermagraft (3) Percent of patients with Complete Healing by 12 Weeks (1, 2) Percent of patients Healed Notes: DERMAGRAFT Directions for Use. Organogenesis. 2013. Marston WA, et al. Diabetes Care. 2003;26(6):1701-1705. Frykberg DG, et al. Advances Skin & Wound Care. 2015; 28(1): 17-2-.

PuraPly Antimicrobial (AM)

Organogenesis
PuraPly® AM
Antimicrobial Wound Matrix
AWC / S&SM

Description / Clinical Application	■ Purified native collagen matrix with broad-spectrum polyhexamethylene biguanide (PHMB) antimicrobial agent ■ 510(k) clearances for management of multiple wound types and surgical treatment of open wounds
Technology	■ Effective combination of PHMB with a native collagen matrix that helps manage bioburden while supporting healing across a wide variety of wound types, regardless of severity or duration
Key Attributes	■ Functions as a skin substitute ■ Designed to address challenges posed by bioburden and excessive inflammation in the wound
Clinical Update	■ Patient enrollment and follow-up completed for: – 43 patient, single center controlled prospective observational evaluation for multiple wound types – 100 patient, single-center controlled prospective observational evaluation for chronic and acute wounds – Patient enrollment underway for PuraPly AM RESPOND Registry



PuraPly



48
Organogenesis Inc.

Affinity

Organogenesis
Affinity®
Fresh Amniotic Membrane
AWC / S&SM

Description / Clinical Application	■ Fresh amniotic membrane containing many types of viable cells, growth factors/cytokines, and ECM proteins ■ Regulated as a 361 HCT/P ■ Treats chronic and acute wounds, as well as tendon, ligament and other soft tissue injuries
Technology	■ Undergoes proprietary AlloFresh process that hypothermically stores the product in its fresh state ■ Product is never dried or frozen, helping it retain its native benefits and structure
Key Attributes	■ We believe Affinity is one of only a few amniotic tissue products containing viable amniotic cells ■ Native cellular properties support cell and tissue growth making it an excellent option to support wound and soft tissue healing
Clinical Update	■ Two clinical trials currently in process: – 100 patient RCT: Affinity vs. standard of care for DFUs – 20 patient prospective study: Closure time for chronic VLUs treated with Affinity







49
Organogenesis Inc.

NuShield Description / Clinical Application Technology Key Attributes Clinical Update Dehydrated placental tissue graft Topically or surgically applied to the target tissue to support healing of acute and chronic wounds across a range of sizes Regulated as a 361 HCT/P Preserved utilizing proprietary BioLoc process Preserves native structure of the amnion and chorion membranes Available in multiple sizes and can be stored at room temperature with a five year shelf life Effective adhesion barrier Biological characteristics support healing of soft tissue defects Particularly in difficult-to-heal locations or challenging patient populations 100 patient, randomized clinical trial vs. the standard of care for the treatment of diabetic foot ulcers AWC / S&SM

NuCel Surgical & Sports Medicine Description / Clinical Application Technology Key Attributes Clinical Update Surgically implanted allograft derived from human amniotic tissue and amniotic fluid Regulated as a 361 HCT/P Used primarily in spinal and orthopedic surgical applications to support tissue healing, including bone growth and fusion Amniotic tissue harvesting process protects key biologic characteristics of the tissue Clinical efficacy demonstrated in several published clinical studies Particularly in patients with significant comorbidities such as diabetes and obesity Two retrospective lumbar spinal fusion studies of 159 patients published (one with prospective follow-up and CT) Two additional prospective lumbar studies, including multi-center, are in process Retrospective studies in long-bone non-union and in complex wounds and burns are awaiting publication Currently seeking BLA approval

ReNu™ Description / Clinical Application Technology Key Attributes Clinical Update Cryopreserved suspension of amniotic fluid cells and morselized amnion tissue from the same donor Regulated as a 361 HCT/P Used to support healing of soft tissues, particularly in degenerative conditions such as OA and joint and tendon injuries such as tendinosis and fasciitis Formulated for office use Amniotic tissue harvesting and processing protects key biologic characteristics of the tissue Completed and published pilot clinical study for knee OA in 6 patients, which we believe is indicative of its safety: Results of this study suggest potential efficacy for a period of more than a year, significantly longer than available alternatives 200 patient multi-center RCT with interim data being prepared for publication Robust pre-clinical and clinical program on-going across multiple applications Currently seeking BLA approval Surgical & Sports Medicine